Exhibit 32.1

CERTIFICATION

I, Ramesh Srinivasan, President and Chief Executive Officer of Agilysys, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2016 (the “Report”) fully complies (1) with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2017

By:	/s/ Ramesh Srinivasan
Ramesh Srinivasan
President and Chief Executive Officer